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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 15, 1997
                                                            -----------------


                         YAMAHA MOTOR RECEIVABLES CORPORATION
                         ------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                    (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)

          DELAWARE               33-72806, 33-94784                   33-0592719
      (STATE OR OTHER             (COMMISSION FILE              (I.R.S. EMPLOYER
JURISDICTION OF INCORPORATION)        NUMBERS)               IDENTIFICATION NO.)



                                6555 KATELLA AVENUE
                                 CYPRESS, CA  90630
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500


                                     Page 1 of 4
                           Exhibit Index appears on Page 4
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Item 5.  OTHER EVENTS

          Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the JANUARY 15, 1997 Distribution Date for the Collection Period ending DECEMBER 31, 1997. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.


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                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        YAMAHA MOTOR RECEIVABLES CORPORATION
                        ------------------------------------
                                    (Registrant)

Dated:  January 15, 1997                      By:  RUSSELL JURA
                                              Name: Russell Jura
                                              Title:   Assistant Secretary


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                                 INDEX TO EXHIBITS


          EXHIBIT                                              METHOD OF
          NUMBER                    EXHIBIT                      FILING
          ------                    -------                      ------

            5.1            Monthly Servicer's                Filed Herewith
                           Certificate with respect to
                           the JANUARY 15, 1997
                           Distribution Date for the
                           Collection Period ending


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